EXHIBIT 10.3
                                                             ------------

                        REGISTRATION RIGHTS AGREEMENT

             This REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") is made as of March 30, 2009 by and among (i) General Employment Enterprises, Inc., an Illinois corporation (the "COMPANY"), (ii) PSQ, LLC, a Kentucky limited liability company ("PSQ"), and (iii) Herbert
   F. Imhoff, Jr. ("MR. IMHOFF"). Capitalized terms used but not otherwise defined herein have the meanings assigned such terms in
   SECTION 8 hereof.

             WHEREAS, the Company and PSQ are parties to a Securities Purchase and Tender Offer Agreement entered into on the date hereof (the "PURCHASE AGREEMENT") pursuant to which, subject to the terms and conditions of the Purchase Agreement, among other things, PSQ has agreed to (i) purchase from the Company 7,700,000 newly issued shares of common stock, no par value (the "COMMON STOCK"), of the Company, and (ii) commence a cash tender offer to purchase from the Company's shareholders up to 2,500,000 outstanding shares of Common Stock;

             WHEREAS, Mr. Imhoff, the Company and PSQ are parties to a Consulting Agreement entered into on the date hereof (the "CONSULTING AGREEMENT") pursuant to which, subject to the terms and conditions of the Consulting Agreement, among other things, the Company will issue to Mr. Imhoff 500,000 shares of Common Stock at the closing of the transactions contemplated by the Purchase Agreement; and

             WHEREAS, in order to induce PSQ to enter into the Purchase Agreement and Mr. Imhoff to enter into the Consulting Agreement, the Company has agreed to provide the registration rights set forth in this Agreement.

             NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

        1.   DEMAND REGISTRATIONS.
             --------------------

             (a) REQUESTS FOR REGISTRATION. At any time after the two-year anniversary of the Closing Date, PSQ may request registration under the Securities Act of all or any portion of its Registrable Securities on Form S-1 or any similar long-form registration ("LONG-FORM REGISTRATION"), or, if available, Form S-2 or S-3 or any similar Short-Form Registration ("SHORT-FORM REGISTRATIONS"). All registrations requested pursuant to this SECTION 1(a), SECTION 1(b) or
   SECTION 1(c) are referred to herein as "DEMAND REGISTRATIONS". Each request for a Demand Registration made pursuant to this SECTION 1(a) shall specify the approximate number of PSQ Registrable Securities requested to be registered and the anticipated per share price range of such offering. Within ten days after receipt of any such request, the Company shall give written notice of such requested registration to the holders of Imhoff Registrable Securities, and shall include in such registration all Imhoff Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 business days after the receipt of the Company's notice.

             (b) LONG-FORM REGISTRATIONS. PSQ shall be entitled to request two Long-Form Registrations in which the Company shall pay all Registration Expenses ("COMPANY-PAID LONG-FORM REGISTRATIONS"). A registration shall not count as one of the permitted Long-Form Registrations until it has become effective and no Company-paid Long-Form Registration shall count as one of the permitted Long-Form Registrations unless the holders of Registrable Securities are able to register and sell at least 90% of the Registrable Securities requested to be included in such registration; PROVIDED, that in any event the Company shall pay all Registration Expenses in connection with any registration initiated as a Company-paid Long-Form Registration whether or not it has become effective and whether or not such registration has counted as one of the permitted Company-paid Long-Form Registrations.

             (c) SHORT-FORM REGISTRATIONS. In addition to the Long-Form Registrations provided pursuant to SECTION 1(b), at any time after the two-year anniversary of the Closing Date, PSQ shall be entitled to request unlimited Short-Form Registrations. Each request for a Short Form Registration under this subsection (c) shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range of such offering. Within ten days after receipt of any such request, the Company shall give written notice of such requested registration to the holders of Imhoff Registrable Securities and shall include in such registration all Imhoff Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 business days after the receipt of the Company's notice. The Company shall pay all Registration Expenses in connection with a Short-Form Registration. Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form. The Company shall use its reasonable best efforts to make Short-Form Registrations on Form S-3 available for the sale of Registrable Securities. The Registrable Securities initially proposed to be included in any Short Form Registration shall have an aggregate offering value of at least $500,000 (determined as of the date of the demand).

             (d) PRIORITY ON DEMAND REGISTRATION. The Company shall not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of PSQ. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which

                                      2




   can be sold in an orderly manner in such offering within the price range acceptable to PSQ without adversely affecting the marketability of the offering, the Company shall include in such registration prior to the inclusion of any securities which are not Registrable Securities, the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering, pro rata among the holders of Registrable Securities to be included in such registration on the basis of the amount of Registrable Securities owned by each such holder. Without the consent of the Company and the holders of a majority of the Registrable Securities included in such registration, any Persons (other than holders of Registrable Securities) who participate in Demand Registrations which are not at the Company's expense must pay their share of the Registration Expenses as provided in SECTION 4 hereof.

             (e) RESTRICTIONS ON LONG-FORM REGISTRATIONS. The Registrable Securities proposed to be included in any Long Form Demand Registration shall have an aggregate offering value of at least $1,000,000 (determined as of the date of the demand). The Company shall not be obligated to effect any Long-Form Registration within 180 days after the effective date of a previous Long-Form Registration in which there was no reduction in the number of Registrable Securities requested to be included. The Company may postpone for up to 90 days the filing or the effectiveness of a registration statement for a Demand Registration if the Company, by a vote of a majority of the Board of Directors of the Company, agrees that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business), stock or any merger, consolidation, tender offer, reorganization or similar transaction; PROVIDED that in such event, the holders of Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Company shall pay all Registration Expenses in connection with such registration. The Company may delay a Demand Registration hereunder no more than twice in any twelve-month period.

             (f) SELECTION OF UNDERWRITERS. PSQ shall have the right to select the investment banker(s) and manager(s) to administer the offering in any Demand Registration.

        2.   HOLDBACK AGREEMENTS.
             -------------------

             (a) Each holder of Registrable Securities shall not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period beginning on the effective

                                      3




   date of any underwritten Demand Registration in which Registrable Securities are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

             (b) The Company shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten Demand Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree.

        3.   REGISTRATION PROCEDURES.
             -----------------------

             (a) Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible use its reasonable best efforts to:

                  (i) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use reasonable efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

                  (ii) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                  (iii)   furnish to each seller of Registrable
        Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary

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        prospectus) and such other documents as such seller may
        reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                  (iv) register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

                  (v) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

                  (vi) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed;

                  (vii) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

                  (viii)    enter into such customary agreements
        (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

                  (ix) make available for inspection by any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and

                                      5




        independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                  (x) otherwise comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                  (xi) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, promptly to obtain the withdrawal of such order;

                  (xii) cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities; and

                  (xiii) obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request (provided that such Registrable Securities constitute at least 10% of the securities covered by such registration statement).

             (b) Each seller of Registrable Securities shall deliver to the Company such requisite information as the Company may reasonably request for the purposes of completing any prospectus or preliminary prospectus as is necessary to comply with all applicable rules and regulations of the Securities and Exchange Commission.

        4.   REGISTRATION EXPENSES.
             ---------------------

             (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and independent certified public accountants, underwriters (excluding discounts and commissions) and other persons retained by the Company (all such expenses being

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   herein called "REGISTRATION EXPENSES"), shall be borne as provided in this Agreement, except that the Company shall, in any event pay its internal expenses (including, without limitation, all salaries and expenses of its officers employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.

             (b) In connection with each Demand Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable
   Securities included in such registration.

             (c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

        5.   INDEMNIFICATION.
             ---------------

             (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including reasonable attorneys fees and expenses) arising out of or based upon any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same was made in reliance upon and in conformity with any information furnished in writing to the Company by such holder expressly for use therein or was caused by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

             (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses arising out of or based upon any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission was made in reliance upon and in conformity with any information or affidavit so furnished in writing by such holder; PROVIDED that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

             (c)  Any Person entitled to indemnification hereunder shall
   (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, (i) the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld) and (ii) the indemnified party shall consent to any settlement, compromise or discharge of a claim that the indemnifying party may recommend and that by its terms requires that the indemnifying party pay the full amount of the liability in connection therewith, that otherwise releases the indemnified party completely and with prejudice in connection with such claim and that would not otherwise adversely affect the indemnified party. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

             (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

             (e) If the indemnification provided for in this SECTION 5 is unavailable to or is insufficient to hold harmless an indemnified party under the provisions above in respect to any losses, claims, damages or liabilities referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand and the sellers of Registrable Securities and any other Person participating in the registration statement on the other from the sale of Registrable Securities pursuant the registered offering of securities as to which indemnity is sought but also the relative fault of the indemnified party and the indemnifying party as well as any other relevant equitable considerations or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the sellers of Registrable Securities and any other sellers participating in the registration statement on the other in connection with the statement or omissions which resulted in such losses, claims, damages or liabilities, as well any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the sellers of Registrable Securities and any other sellers participating in the registration statement on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) to the Company bear to the total net proceeds from the offering (before deducting expenses) to the sellers of Registrable Securities and by other sellers participating in the registration statement. The relative fault of the Company on the one hand and of the sellers of Registrable Securities and any other sellers participating in the registration statement on the other shall be determined by reference to, among other things, whether such untrue or alleged omission to state a material fact relates to information supplied by the Company, by the sellers of Registrable Securities or other sellers participating in the registration statement and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

        6. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No person may participate in any registration hereunder which is underwritten unless such person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; PROVIDED that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder and such holder's intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise provided in SECTION 5 HEREOF.

        7. RULE 144. The Company covenants that, at its own expense, it will file the reports required to be filed by it under the Securities Act and the Exchange Act (or, if the company is not required to file such reports, it will, upon the request of PSQ, make publicly available such necessary information for so long as necessary to permit sales pursuant to Rule 144 under the Securities Act or any similar rule or regulation hereafter adopted by the SEC), and it will take such further action as PSQ may reasonably request, all to the extent required from time to time to enable PSQ to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act. Upon the request of PSQ, the Company, at its own expense, will promptly deliver to PSQ (i) a written statement as to whether it has complied with such requirements (and such Investor or Executive shall be entitled to rely upon the accuracy of such written statement), (ii) a copy of the most recent annual or quarterly report of the Company, if not filed electronically with the SEC and (iii) such other reports and documents as PSQ may reasonably request in order to avail itself of Rule 144 under the Securities Act.

        8.   DEFINITIONS.
             -----------

             (a) "CLOSING DATE" shall have the meaning ascribed to such term in the Purchase Agreement.

             (b) "CONSULTING AGREEMENT" has the meaning set forth in the Recitals, as such agreement may be amended, restated, supplemented or otherwise modified from time to time.

             (c) "IMHOFF REGISTRABLE SECURITIES" means (i) any Common Stock issued to Mr. Imhoff or hereafter acquired by Mr. Imhoff, (ii) any other Common Stock issued or issuable with respect to the securities referred to in clause (i) by way of a stock dividend or stock split or in connection with an exchange or combination of shares, recapitalization, merger, consolidation or other reorganization, and (iii) any other shares of Common Stock held by Persons holding securities described in clauses (i) and (ii), inclusive, above.

             (d) "PSQ REGISTRABLE SECURITIES" means (i) any Common Stock issued to PSQ or hereafter acquired by PSQ, (ii) any other Common Stock issued or issuable with respect to the securities referred to in clause (i) by way of a stock dividend or stock split or in connection with an exchange or combination of shares, recapitalization, merger, consolidation or other reorganization, and (iii) any other shares of Common Stock held by Persons holding securities described in clauses
   (i) and (ii), inclusive, above.

             (e) "PURCHASE AGREEMENT" has the meaning set forth in the Recitals, as such agreement may be amended, restated, supplemented or otherwise modified from time to time.

             (f) "REGISTRABLE SECURITIES" means PSQ Registrable Securities and Imhoff Registrable Securities. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been distributed to the public pursuant to a offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities (or any similar rule then in force). For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

             Unless otherwise stated, other capitalized terms contained herein have the meanings set forth in the Purchase Agreement.

        9.   MISCELLANEOUS.
             -------------

             (a) EFFECTIVE TIME; TERMINATION. This Agreement will become effective on the Closing Date upon the consummation of the transactions contemplated by the Purchase Agreement. If the Purchase Agreement is terminated prior to the Closing Date, this Agreement shall automatically terminate simultaneous therewith without any further action on the part of the parties hereto and shall thereafter be void ab initio and of no further force or effect.

             (b) NO INCONSISTENT AGREEMENTS. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

             (c) REMEDIES. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

             (d) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company, PSQ and Mr. Imhoff.

             (e) SUCCESSORS AND ASSIGNS. Whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of and enforceable by any subsequent holder of Registrable Securities; provided that the right of PSQ to make a Demand Registration pursuant to SECTION 1 hereof shall only be transferable (in whole, and not in part) to a transferee of a majority of the PSQ Registrable Securities acquired by PSQ on the Closing Date (both in the share purchase from the Company and the tender offer from the Company's shareholders), subject to compliance with the thresholds and other terms contained in SECTION 1.

             (f) SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

             (g) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same
   Agreement

             (h) DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

             (i) GOVERNING LAW. The construction, validity, interpretation and enforcement of this Agreement shall be governed by, and construed in accordance with, the laws of the State of Illinois, without giving effect to any choice of law or conflict of rules or provisions (whether of the State of Illinois or any other jurisdiction) that would cause supplication of the laws of any jurisdiction other than the State of Illinois.

             (j) NOTICES. All notices, demands or other communications to be given or ordered under or by reason of the provisions of this Agreement shall be given in the manner and to the address provided under the Purchase Agreement.

                            *   *   *   *   *   *



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             IN WITNESS WHEREOF, the parties hereto have executed this
   RegistrationRights Agreement on the day and year first above written.

                                 GENERAL EMPLOYMENT ENTERPRISES, INC.



                                 By:  /s/ Kent M. Yauch
                                 Name:  Kent M. Yauch
                                 Title: Vice President, Chief
                                        Financial Officer and
                                        Treasurer



                                 PSQ, LLC



                                 By:  /s/ Stephen B. Pence
                                 Name:  Stephen B. Pence
                                 Title: Sole Member



                                      /s/ Herbert F. Imhoff, Jr.
                                 Herbert F. Imhoff, Jr.


























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